SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 24, 2003
Date of Report (date of earliest event reported)

Commission File Number 1-13873

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan (State of incorporation)	38-0819050 (IRS employer identification number)
901 44th Street SE Grand Rapids, Michigan (Address of principal executive offices)	49508 (Zip Code)

(616) 247-2710
(Registrant’s telephone number)

SIGNATURE
EXHIBIT INDEX
Press Release dated October 24, 2003

ITEM 5. Other Events and Regulation FD Disclosure

Steelcase Inc. currently has long-term corporate credit and senior unsecured ratings of BBB- from Standard & Poor’s Ratings Services and Ba1 from Moody’s Investors Service.

ITEM 12. Results of Operations and Financial Condition

On October 24, 2003, Steelcase Inc. announced lower estimates of third quarter and fiscal year 2004 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STEELCASE INC.
Date: October 24, 2003
/S/ JAMES P. KEANE

James P. Keane Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

EX-99.1	Press Release dated October 24, 2003.